SUPPLEMENT DATED DECEMBER 13, 2010
TO

PROSPECTUSES DATED APRIL 30, 2010
FOR SUN LIFE FINANCIAL MASTERS ACCESS, SUN LIFE FINANCIAL MASTERS EXTRA,
SUN LIFE FINANCIAL MASTERS CHOICE, AND SUN LIFE FINANCIAL MASTERS FLEX

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

Each of the above-captioned prospectuses is amended to add a new investment option.

(1)
The following new investment option is added to the above-captioned prospectuses. As a result, the lists of the available investment options that appear in each prospectus are supplemented by the addition of the following investment option:

International/Global Equity Funds
SCSM BlackRock International Index Fund, Service Class

(2)
The following corresponding investment management disclosure is added to each of the above-captioned prospectuses. As a result, the following is added to the list of investment managers that appear in the section entitled “VARIABLE ACCOUNT OPTIONS – THE FUNDS.”

Sun Capital Advisers LLC, our affiliate, advises the funds of the Sun Capital Advisors Trust; SCSM BlackRock International Index Fund (sub-advised by BlackRock Investment Management, LLC).

(3)	The following change is made to the “Build Your Own Portfolio” Appendix contained in of the above-captioned prospectuses:

The SCSM BlackRock International Index Fund is added as a fund option under the “Growth Equity Funds” category in each of the Build Your Own Portfolio models.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Masters Choice, Flex, Extra, Access                                                                                                                                          12/2010